SUPPLEMENT DATED FEBRUARY 27, 2026 TO
THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2025
AND THE CURRENT STATEMENT OF ADDITIONAL INFORMATION OF
VANECK ETF TRUST

This Supplement updates certain information contained in the above-dated Summary Prospectus, Prospectus and the current Statement of Additional Information ("SAI") for VanEck ETF Trust (the “Trust”) regarding VanEck Russia ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and SAI free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.
Effective immediately, the Fund’s Summary Prospectus, Prospectus and SAI are modified to include the following changes:
The following is added after the third paragraph of the “Summary Information - Principal Investment Strategies” section of the Prospectus and the “Principal Investment Strategies” section of the Summary Prospectus, after the fifth paragraph of the “Additional Information About the Funds’ Investment Strategies and Risks – Principal Investment Strategies” section of the Prospectus, after the third paragraph of the “Management of the Funds – Investment Adviser” section of the Prospectus and after the third paragraph of the “Special Considerations and Risks - Specific Risks Applicable to the VanEck Russia ETF and VanEck Russia Small-Cap ETF” section of the SAI:
Due to regulatory restrictions imposed by the Office of Foreign Assets Control ("OFAC") upon the VanEck Russia ETF and certain of its service providers and operational counterparties, the VanEck Russia ETF's ability to process financial transactions and make payments, including distributions to shareholders, has been completely restricted. Such restrictions may exist for a prolonged period of time. During this period, the VanEck Russia ETF may not be able to meet its obligations and certain regulatory requirements, which will have a negative impact on the VanEck Russia ETF and its shareholders.
The following is added to the “Summary Information - Principal Risks of Investing in the Fund” and “Additional Information About the Funds’ Investment Strategies and Risks – Risks of Investing in the Funds” sections of the Prospectus and the “Principal Risks of Investing in the Fund” section of the Summary Prospectus:
Tax Risk. The VanEck Russia ETF has qualified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). However, due to restrictions on the VanEck Russia ETF's ability to pay distributions imposed by OFAC, the VanEck Russia ETF will be unable, unless such restrictions are lifted, to pay the required distributions of its investment company taxable income and realized capital gains, if any. Regulated investment companies are required to annually distribute at least 90% of their investment company taxable income. Unless these restrictions are lifted, the VanEck Russia ETF will be unable to meet this requirement and will no longer be qualified as a regulated investment company after certain deadlines have passed. The loss of qualification is likely to result in income tax liability for the VanEck Russia ETF and result in economic loss for the shareholders of the VanEck Russia ETF.
The following is added to the end of the “Summary Information - Principal Risks of Investing in the Fund – Operational Risk” and “Additional Information About the Funds’ Investment Strategies and Risks – Risks of Investing in the Funds – Operational Risk” sections of Prospectus and the “Principal Risks of Investing in the Fund – Operational Risk” section of the Summary Prospectus:
In addition, regulatory restrictions imposed by OFAC will significantly impact the VanEck Russia ETF's operations, including its ability to process financial transactions and make payments. The impacts of such restrictions may result in losses to the VanEck Russia ETF and its shareholders.
The following is added after the first paragraph of the “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries – Tax Information” section of the Prospectus and the “Tax Information” section of the Summary Prospectus, after the sixth paragraph of the “Additional Information About the Fund’s Investment Strategies and Risks – Principal Investment Strategies” section of the Prospectus, after the first paragraph of the “Shareholder Information – Tax Information” section of the Prospectus, after the third paragraph of the “Special Considerations and Risks - Specific Risks Applicable to the VanEck Russia ETF and VanEck Russia Small-Cap ETF” section of the SAI, after the first paragraph of the “Dividends and Distributions – General

Policies” section of the SAI and after the first paragraph of the “Taxes – Tax Status of the Funds" of the SAI:
The VanEck Russia ETF has qualified as a regulated investment company under the Code. However, due to restrictions on the VanEck Russia ETF's ability to pay distributions imposed by OFAC, the VanEck Russia ETF will be unable, unless such restrictions are lifted, to pay the required distributions of its investment company taxable income and realized capital gains, if any. Regulated investment companies are required to annually distribute at least 90% of their investment company taxable income. Unless these restrictions are lifted, the VanEck Russia ETF will be unable to meet this requirement and will no longer be qualified as a regulated investment company after certain deadlines have passed. The loss of qualification is likely to result in income tax liability for the VanEck Russia ETF and result in economic loss for the shareholders of the VanEck Russia ETF. Please consult your personal tax advisor about the VanEck Russia ETF's potential loss of regulated investment company qualification.

Please retain this supplement for future reference.